EXHIBIT 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

NUMBER		SHARES
ARKADOS GROUP, INC.
AUTHORIZED COMMON STOCK:		CUSIP NO. 040725 10 3
100,000,000 SHARES
PAR VALUE: $0.0001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of ARKADOS GROUP, INC. Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

ARKADOS GROUP, INC.
/s/ Kirk Warshaw	CORPORATE	/s/ Oleg Logvinov
SECRETARY	SEAL	PRESIDENT
DELAWARE

INTERWEST TRANSFER CO. INC. P.O. BOX 17138 / SALT LAKE CITY, UTAH 84117	COUNTERSIGNED & REGISTERED
COUNTERSIGNED - Transfer Agent Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM —	as tenants in common	UNIF GIFT MIN ACT —	Custodian
TEN ENT —	as tenants in the entireties		(Cust) (Minor)
JT TEN —	as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as	Act
	tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _____________________

____________________________________________________________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY
FOR MEDALLION GUARANTEE USE ONLY